Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Project Energy Reimagined Acquisition Corp. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Prakash Ramachandran, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 22, 2023
	By:	/s/ Prakash Ramachandran
Prakash Ramachandran
Chief Financial Officer
(Principal Financial and Accounting Officer)